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EXHIBIT 10.19

   THIRD AMENDMENT TO NORTHWEST BIOTHERAPEUTICS, INC. LOAN AGREEMENT, SECURITY
             AGREEMENT AND 10% CONVERTIBLE, SECURED PROMISSORY NOTE

      THIS THIRD AMENDMENT TO NORTHWEST BIOTHERAPEUTICS, INC. LOAN AGREEMENT, SECURITY AGREEMENT AND 10% CONVERTIBLE, SECURED PROMISSORY NOTE (the "THIRD AMENDMENT") is made and entered into as of November 14, 2005, by and among NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation (the "MAKER") and Toucan Capital Fund II, L.P. (the "HOLDER"). This Second Amendment amends the Note (as defined below).

                                    RECITALS

A. Section 17.6 of that certain Northwest Biotherapeutics, Inc. Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note, in the principal amount of $500,000.00 amended and restated as of July 30, 2004 and originally issued on April 26, 2004, by and between the Maker and the Holder in the form attached to this Third Amendment as Exhibit A and as amended by that First Amendment to Northwest Biotherapeutics, Inc. Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note in the form attached to this Third Amendment as Exhibit B and as further amended by that Second Amendment to Northwest Biotherapeutics, Inc. Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note in the form attached to this Third Amendment as Exhibit C (as so amended, the "NOTE"), states that any provision of such note may be amended or waived in writing by the Holder and the Maker; and

B. The Maker and the Holder wish to amend the Note as provided below.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Note is hereby amended to provide that the Maturity Date is January 17, 2006.

2. All other terms and conditions of the Note shall be unaffected hereby and remain in full force and effect.

3. This Third Amendment shall be governed by and construed under the laws of the state of Delaware without giving effect to principles of conflicts of laws of the State of Delaware or any other state.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDMENT
TO NORTHWEST BIOTHERAPEUTICS, INC. LOAN AGREEMENT, SECURITY AGREEMENT AND 10% CONVERTIBLE, SECURED PROMISSORY NOTE as of the date first above written.

MAKER:

NORTHWEST BIOTHERAPEUTICS, INC.,
a Delaware corporation

By: /s/ Alton L. Boynton
    ---------------------
Name: Alton L. Boynton
Title: President

HOLDER:

Toucan Capital Fund II, L.P.

By: /s/ Linda Powers
    ---------------------------------
      Linda Powers, Managing Director

259037 v2/RE


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